Exhibit 99.1

ARCA biopharma and Oruka Therapeutics Announce Merger Agreement

Merger to create a company focused on advancing Oruka’s portfolio of novel biologics that aim to redefine the standard of care for patients with chronic skin diseases

Oruka, the third company founded based on assets generated by Paragon Therapeutics, expects to advance ORKA-001 and ORKA-002, potentially best-in-class antibodies targeting IL-23p19 and IL-17A/F, respectively, into clinical trials in 2025

Pre-closing private financing of approximately $275 million anticipated to fund operations through 2027

Companies to hold conference call on April 3, 2024 at 8:30 AM EDT

Westminster, CO and Waltham, MA, April 3, 2024 – ARCA biopharma, Inc. (NASDAQ: ABIO) (“ARCA”), and Oruka Therapeutics (“Oruka”), a privately held biotechnology company developing novel biologics designed to set a new standard for the treatment of chronic skin diseases, including plaque psoriasis, announced today that they have entered into a definitive agreement to combine the companies in an all-stock transaction. The resulting entity will focus on advancing Oruka’s pipeline of potentially best-in-class biologics, including ORKA-001 (an IL-23p19 inhibitor) and ORKA-002 (an IL-17A/F inhibitor). Upon completion of the merger, the combined company plans to operate under the name Oruka Therapeutics, Inc. and trade on Nasdaq under the ticker symbol “ORKA”.

In support of the merger, Oruka has secured commitments for a $275 million private investment in its common stock and pre-funded warrants to purchase its common stock from a syndicate of healthcare investors led by Fairmount and Venrock Healthcare Capital Partners, with participation from RTW Investments, Access Biotechnology, Commodore Capital, Deep Track Capital, Perceptive Advisors, Blackstone Multi-Asset Investing, Avidity Partners, Great Point Partners LLC, Paradigm BioCapital, Braidwell LP, and Redmile Group, as well as other investors, including multiple large investment management firms. The financing is expected to close immediately prior to completion of the merger. The combined company’s cash balance at closing is anticipated to fund Oruka’s operations through 2027 and support the advancement of ORKA-001 and ORKA-002 through initial clinical proof-of-concept. In addition, prior to closing of the merger, ARCA expects to declare a cash dividend to the pre-merger ARCA stockholders equal to the amount by which ARCA’s net cash exceeds $5 million.

“Our mission at Oruka is to offer people affected with chronic skin diseases the most possible freedom from their condition. We believe that our lead programs, engineered by the world-class team at Paragon, could meaningfully advance the standard of care in psoriasis and related diseases,” said Lawrence Klein, PhD, Chief Executive Officer of Oruka. “This merger and significant financing is expected to provide resources to build out our operational capabilities and propel our programs into clinical development with focus and efficiency.”

Oruka aims to transform the treatment of plaque psoriasis, psoriatic arthritis, and other dermatologic and inflammatory indications by developing potentially best-in-class, long-acting antibodies against validated targets with critical roles in these diseases. Oruka is the third company founded based on assets generated by Paragon Therapeutics (“Paragon”). Oruka’s co-lead programs, ORKA-001 and ORKA-002, were designed utilizing state-of-the-art antibody engineering, including half-life extension, to enable dosing as infrequently as once or twice a year while potentially delivering superior efficacy than the current standard of care. Both programs are expected to enter clinical trials in 2025, with initial pharmacokinetic data for ORKA-001 anticipated as early as the second half of 2025, which could provide important validation of the ability to achieve extended dosing intervals and high antibody exposures. The scientific foundation for Oruka was established in large part by Dr. Andrew Blauvelt, a world-renowned expert in psoriasis and chair of Oruka’s Scientific Advisory Board.

“I am excited to support Oruka in their mission to advance the standard of care in plaque psoriasis and other associated diseases,” said Dr. Blauvelt, “Over the past 25 years, I’ve seen the field advance to previously unimagined levels of efficacy, but there is still unmet need as patients continue to seek freedom from their disease. Our recent work in the KNOCKOUT study has demonstrated that stronger IL-23 inhibition can lead to higher response rates, with the potential for continued disease remissions without therapy. Oruka’s lead programs are uniquely suited to build upon this work, potentially offering greater efficacy, less frequent dosing, and more durable disease modification than currently available therapies.”

“We believe that this combination with Oruka is the best path forward for ARCA stockholders,” said Robert E. Conway, Chairman of the Board of Directors of ARCA. “We believe that the expected cash dividend and Oruka’s promising pipeline provides the potential for significant value creation for ARCA stockholders in the near- and long-term.”

About the Proposed Transactions

Under the terms of the merger agreement, the pre-merger ARCA stockholders are expected to own approximately 2.38% of the combined company and the pre-merger Oruka stockholders (inclusive of those investors participating in the pre-closing financing) are expected to own approximately 97.62% of the combined company. The percentage of the combined company that ARCA’s stockholders will own as of the close of the merger is subject to adjustment based on the amount of ARCA’s net cash at the closing date. ARCA is expected to contribute $5 million to the combined entity and expects to pay a dividend to pre-merger ARCA stockholders of approximately $20 million immediately prior to the close of the merger.

The transaction has received approval by the Board of Directors of both companies and is expected to close in the third quarter of 2024, subject to certain closing conditions, including, among other things, approval by the stockholders of each company, the effectiveness of a registration statement to be filed with the U.S. Securities and Exchange Commission (the “SEC”) to register the securities to be issued in connection with the merger, and the satisfaction of customary closing conditions.

The combined company will be named Oruka Therapeutics, Inc. and led by Lawrence Klein, PhD, Oruka’s current Chief Executive Officer, who will be joined on Oruka’s Board of Directors by Peter Harwin, Managing Member of Fairmount, Samarth Kulkarni, PhD, CEO and Chairman, CRISPR Therapeutics, Cameron Turtle, DPhil, CEO, Spyre Therapeutics, and Carl Dambkowski, MD, CMO, Apogee Therapeutics.

Wedbush PacGrow is serving as strategic advisor and Gibson, Dunn & Crutcher LLP is serving as legal counsel to Oruka. Jefferies, TD Cowen, Leerink Partners, and LifeSci Capital are serving as the placement agents to Oruka. Cooley LLP is serving as legal counsel to the placement agents. Lucid Capital Markets is serving as financial advisor and Wilson Sonsini Goodrich & Rosati, P.C. is serving as legal counsel to ARCA.

Conference Call Details

The companies plan to hold a joint conference call on April 3, 2024 at 8:30 AM EDT to discuss the merger details.

The dial-in number in the U.S./Canada is (800) 715-9871; for international participants, the number is (646) 307-1963. For all callers, please refer to the Conference ID 4737644.

Live webcast link: https://edge.media-server.com/mmc/p/rnug3oyp

A replay of the conference call will be available for seven business days beginning shortly after the conclusion of the live call, by calling: Toll Free: (800) 770-2030; Toll: (609) 800-9909; Playback ID: 4737644#.

About ARCA biopharma

ARCA biopharma is dedicated to developing genetically and other targeted therapies for cardiovascular diseases through a precision medicine approach to drug development. For more information, please visit www.arcabio.com or follow the company on LinkedIn.

About Paragon Therapeutics

Paragon Therapeutics, Inc. is a biotechnology company leveraging cutting-edge science and technology to identify and propel best-in-class biologics into the clinic for a range of human diseases with high unmet needs. The company rapidly advances therapies through a range of opportunities, from new company creation and strategic partnerships to shaping programs in-house. Founded by Fairmount in 2021 as a joint venture with FairJourney Biologics, Paragon Therapeutics is based in Waltham, Mass. For more information, please visit www.paragontherapeutics.com.

About Oruka Therapeutics

Oruka Therapeutics is developing novel biologics designed to set a new standard for the treatment of chronic skin diseases. Oruka’s mission is to offer patients suffering from chronic skin diseases like plaque psoriasis the greatest possible freedom from their condition by achieving high rates of complete disease clearance with dosing as infrequently as one or twice a year. Oruka is advancing a proprietary portfolio of potentially best-in-class antibodies that were engineered by Paragon Therapeutics and target the core mechanisms underlying plaque psoriasis and other dermatologic and inflammatory diseases. For more information, visit www.orukatx.com.

Forward-Looking Statements

Certain statements in this press release, other than purely historical information, may constitute “forward-looking statements” within the meaning of the federal securities laws, including for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995, concerning ARCA, Oruka, the proposed pre-closing financing and the proposed merger between ARCA and Oruka (collectively, the “Proposed Transactions”) and other matters. These forward-looking statements include, but are not limited to, express or implied statements relating to ARCA’s or Oruka’s management team’s expectations, hopes, beliefs, intentions or strategies regarding the future including, without limitation, statements regarding: the Proposed Transactions and the expected effects, perceived benefits or opportunities, including investment amounts from investors and expected proceeds, and related timing with respect thereto, expectations regarding or plans for discovery, preclinical studies, clinical trials and research and development programs, in particular with respect to ORKA-001 and ORKA-002, and any developments or results in connection therewith, including the target product profile of each of ORKA-001 and ORKA-002; the anticipated timing of the commencement of and results from those studies and trials; expectations regarding the use of proceeds, the sufficiency of post-transaction resources to support the advancement of Oruka’s pipeline through certain milestones and the time period over which Oruka’s post-transaction capital resources will be sufficient to fund its anticipated operations; the cash balance of the combined entity at closing; expectations regarding the treatment of psoriasis and associated diseases; expectations related to ARCA’s contribution and payment of dividends in connection with the merger, including the timing thereof; and the expected trading of the combined company’s stock on Nasdaq under the ticker symbol “ORKA.” In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “opportunity,” “potential,” “milestones,” “pipeline,” “can,” “goal,” “strategy,” “target,” “anticipate,” “achieve,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “plan,” “possible,” “project,” “should,” “will,” “would” and similar expressions (including the negatives of these terms or variations of them) may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements are based on current expectations and beliefs concerning future developments and their potential effects. There can be no assurance that future developments affecting ARCA, Oruka or the Proposed Transactions will be those that have been anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond ARCA’s control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, the risk that the conditions to the closing or consummation of the Proposed Transactions are not satisfied, including ARCA’s failure to obtain stockholder approval for the proposed merger; the risk that the proposed pre-closing financing is not completed in a timely manner or at all; uncertainties as to the timing of the consummation of the Proposed Transactions and the ability of each of ARCA and Oruka to consummate the transactions contemplated by the Proposed Transactions; risks related to ARCA’s continued listing on Nasdaq until closing of the Proposed Transactions and the combined company’s ability to remain listed following the Proposed Transactions; risks related to ARCA’s and Oruka’s ability to correctly estimate their respective operating expenses and expenses associated with the Proposed Transactions, as applicable, as well as uncertainties regarding the impact any delay in the closing of any of the Proposed Transactions would have on the anticipated cash resources of the resulting combined company upon closing and other events and unanticipated spending and costs that could reduce the combined company’s cash resources; the failure or delay in obtaining required approvals from any governmental or quasi-governmental entity necessary to consummate the Proposed Transactions; the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the business combination between ARCA and Oruka; the effect of the announcement or pendency of the merger on ARCA’s or Oruka’s business relationships, operating results and business generally; costs related to the merger; as a result of adjustments to the exchange ratio, Oruka stockholders and ARCA stockholders could own more or less of the combined company than is currently anticipated; the outcome of any legal proceedings that may be instituted against ARCA, Oruka or any of their respective directors or officers related to the merger agreement or the transactions contemplated thereby; the ability of ARCA or Oruka to protect their respective intellectual property rights; competitive responses to the Proposed Transactions; unexpected costs, charges or expenses resulting from the Proposed Transactions; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Proposed Transactions; failure to realize certain anticipated benefits of the Proposed Transactions, including with respect to future financial and operating results; the risk that ARCA stockholders receive more or less of the cash dividend than is currently anticipated; legislative, regulatory, political and economic developments; and those uncertainties and factors described under the heading “Risk Factors” and “Business” in ARCA’s most recent Annual Report on Form 10-K filed with the SEC on February 1, 2024, as well as discussions of potential risks, uncertainties, and other important factors included in other filings by ARCA from time to time, any risk factors related to ARCA or

Oruka made available to you in connection with the Proposed Transactions, as well as risk factors associated with companies, such as Oruka, that operate in the biopharma industry. Should one or more of these risks or uncertainties materialize, or should any of ARCA’s or Oruka’s assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Nothing in this press release should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements in this press release, which speak only as of the date they are made and are qualified in their entirety by reference to the cautionary statements herein. Neither ARCA nor Oruka undertakes or accepts any duty to release publicly any updates or revisions to any forward-looking statements. This press release does not purport to summarize all of the conditions, risks and other attributes of an investment in ARCA or Oruka.

No Offer or Solicitation

This press release and the information contained herein is not intended to and does not constitute (i) a solicitation of a proxy, consent or approval with respect to any securities or in respect of the Proposed Transactions or (ii) an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities pursuant to the Proposed Transactions or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, or an exemption therefrom. Subject to certain exceptions to be approved by the relevant regulators or certain facts to be ascertained, the public offer will not be made directly or indirectly, in or into any jurisdiction where to do so would constitute a violation of the laws of such jurisdiction, or by use of the mails or by any means or instrumentality (including without limitation, facsimile transmission, telephone and the internet) of interstate or foreign commerce, or any facility of a national securities exchange, of any such jurisdiction.

NEITHER THE SEC NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THE SECURITIES OR DETERMINED IF THIS PRESS RELEASE IS TRUTHFUL OR COMPLETE.

Important Additional Information About the Proposed Transactions Will be Filed with the SEC

This press release is not a substitute for the registration statement or for any other document that ARCA may file with the SEC in connection with the Proposed Transactions. In connection with the Proposed Transactions between ARCA and Oruka, ARCA intends to file relevant materials with the SEC, including a registration statement on Form S-4 that will contain a proxy statement/prospectus of ARCA. ARCA URGES INVESTORS AND STOCKHOLDERS TO READ THE REGISTRATION STATEMENT, PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS

THAT MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ARCA, ORUKA, THE PROPOSED TRANSACTIONS AND RELATED MATTERS. Investors and stockholders will be able to obtain free copies of the proxy statement/prospectus and other documents filed by ARCA with the SEC (when they become available) through the website maintained by the SEC at www.sec.gov. Stockholders are urged to read the proxy statement/prospectus and the other relevant materials when they become available before making any voting or investment decision with respect to the Proposed Transactions. In addition, investors and stockholders should note that ARCA communicates with investors and the public using its website (https://arcabio.com/investors/).

Participants in the Solicitation

ARCA, Oruka and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from stockholders in connection with the Proposed Transactions. Information about ARCA’s directors and executive officers including a description of their interests in ARCA is included in ARCA’s most recent Annual Report on Form 10-K, including any information incorporated therein by reference, as filed with the SEC. Additional information regarding these persons and their interests in the transaction will be included in the proxy statement/prospectus relating to the Proposed Transactions when it is filed with the SEC. These documents can be obtained free of charge from the sources indicated above.

ARCA biopharma Investor & Media Contact:

Jeff Dekker

720.940.2122

ir@arcabio.com

Oruka Therapeutics Corporate Communications Contact:

Caitlin Stern

203.554.7604

cstern@realchemistry.com